UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): November 18, 2005 (September
                                   20, 2005)

                           Local Telecom Systems, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                     2-42114
                                     -------
                            (Commission File Number)

                                   75-1310613
                                   ----------
                        (IRS Employer Identification No.)

              1845 Woodall Rogers, Suite 1020 - Dallas, TX (75201)
              ----------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (214) 468-0000
       ------------------------------------------------------------------

                   7738 Forest Lane #102 - Dallas, TX (75230)
                   ------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                           Local Telecom Systems, Inc.

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 26, 2005, but effective September 22, 2005, Registrant executed a confidential investment banking agreement as amended October 5, 2005, with Spencer Clarke LLC of New York, New York ("Spencer Clarke"), whereby Registrant engaged Spencer Clarke be an independent consultant and exclusive agent for a proposed private offering of securities on a "best efforts" basis for a $1,600,000 Bridge Facility and subsequent $10,000,000 equity placement to fund Registrant's growth. Registrant has paid Spencer Clarke a $25,000 due diligence fee, and Spencer Clarke can earn a success fee for completing the financing. Registrant, Spencer Clarke and their respective legal counsels are preparing offering documents, and the terms, conditions, use of proceeds and fees associated with these contemplated transactions will be disclosed in the offering documents as they become effective.

On September 23, 2005, but effective July 1, 2005, Registrant ratified and formally executed a Consulting Agreement with Bajjer LLC ("Bajjer") relating to significant past and ongoing services provided by Bajjer to the Registrant. Bajjer was instrumental in Registrant retaining the services of Mr. Patrick McGeeney and Mr. John Farkas, which have directly created mortgage brokerage and mortgage banking opportunities for Registrant. Additionally, Bajjer assisted in identification, analysis and qualification of each of Registrant's acquisitions, and through the direct efforts of Bajjer, Registrant has contracted Spencer Clarke to arrange for the capitalization of its business growth in both the mortgage brokerage and mortgage banking segments. This Consulting Agreement with Bajjer has both a cash component of $325,000 which is due and payable prior September 30, 2006, and an ongoing basis point participation relative to Registrant's loan volume.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective September 30, 2005, Registrant acquired the business Lakeview Mortgage ("Lakeview") of Conroe, Texas, including all of the assets of W.F.O. Inc., a Texas Corporation, dba Lakeview Mortgage and certain intangible assets of Kathleen Clark Tanner related to Lakeview (collectively "Lakeview Sellers") (the "Lakeview Transaction") and the business Northland Funding ("Northland"), a mortgage brokerage business of Austin, Texas, including all assets of Northland Funding Group, LP., a Texas Limited Partnership, dba Northland Funding and certain intangible assets of Seamus Donohoe and Larry Weisinger related to Northland (collectively "Northland Sellers") (the "Northland Transaction"). In connection with the Lakeview Transaction and the Northland Transaction, Registrant on October 21, 2005, obtained a loan of $110,000 from the Frank Fradella Irrevocable Trust No. 1 ("Fradella") of Baton Rouge, Louisiana (the "Fradella Loan") and an additional loan of $110,000 from Robert B. Thomson ("Thomson") of Mandeville, Louisiana (the "Thomson Loan"). The proceeds of these loans were used to pay a portion of the purchase prices to the Lakeview Sellers and to the Northland Sellers and the remaining proceeds were used to pay professional fees and provide working capital.

The aggregate purchase price of $350,000 paid to the Lakeview Sellers was comprised of the following:

      o 260,000 shares of Registrant's common stock valued at $1.25 per share or $325,000 (the "Common Stock").
      o     $25,000 of cash paid at the closing of the Transaction.

The aggregate purchase price of $1,000,000 paid to the Northland Sellers was comprised of the following:

      o 640,000 shares of Registrant's common stock valued at $1.25 per share or $800,000 (the "Common Stock").
      o $100,000 promissory note bearing no interest if paid on or before June 30, 2006.
      o     $100,000 of cash paid at the closing of the Transaction.

      o Additionally, 250,000 warrants were issued to purchase Registrant's Common Stock. The 250,000 warrants shall be issued to Northland's current employees as designated by Northland Sellers and said warrants are at an exercise price of $1.25 per share, unless the closing market price of the stock is less than $1.50 per share at redemption, then the exercise shall be at a 20% discount to said closing market price. All 250,000 warrants have a three-year exercise period.

The Fradella Loan of $110,000 matures on April 21, 2006, and as additional consideration and as an accommodation for making said loan the Company shall issue to Fradella a Series "D" Warrant for the purchase of 600,000 shares of Registrant's common stock at an exercise price of $0.20 per share for a period of three (3) years, that is beginning October 21, 2005, and expiring, if unexercised, on October 21, 2008. Similarly, the Thomson Loan matures on April 21, 2006, and as additional consideration and as an accommodation for making said loan, Registrant shall issue to Thomson a Series "D" Warrant for the purchase of 600,000 shares of Registrant's common stock at an exercise price of $0.20 per share for a period of three (3) years, that is beginning October 21, 2005, and expiring, if unexercised, on October 21, 2008. Patrick McGeeney (the "Guarantor") provided a personal guarantee for repayment of the Thomson Loan. In consideration of this Thomson Loan personal guarantee, Registrant will issue to the Guarantor a Series "D" Warrant for the purchase of 25,000 shares of Registrant's Common Stock at an exercise price of $0.20 per share for a period of three (3) years, that is beginning October 21, 2005, and expiring, if unexercised, on October 21, 2008.

On November 10, 2005, the Company, Michele Krajicek McGeeney ("MKM"), Bergstrom Management, L.L.C. ("BMLLC") and New Mexico Alpha, Inc. ("NMA") entered into the First Amendment to Agreement which allows Registrant to transfer the ownership position of New Mexico residential real estate equity from its subsidiary to the parent company, that is while this transaction does not affect the costs relative of maintaining the asset in Registrant, it does allow Registrant to recognize that asset on its balance sheet. Registrant issued to BMLLC 100,000 shares of Registrant's Preferred Stock with a redeemed value of $1,150,000 in exchange 999 of 1,000 shares of NMA Preferred Stock which will be held by Registrant's wholly owned subsidiary MBI Mortgage, Inc. MKM maintains the same right to acquire the NMA Preferred Stock as under the original agreement.

Item 2.02 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective November 5, 2005, Registrant and Bergstrom Investment amended, restated modified and replaced two certain Secured Promissory Notes dated May 5, 2005 between Registrant and Bergstrom Investment Management, LLC, one note in the amount of $250,000 and a second in the amount of $46,000. The restated note amount is $325,921.63, including accrued interest, bears an interest rate of 15% per annum due and is payable on or before December 5, 2005. This amended note replaced the two notes with a single note but does not extinguish the indebtedness evidenced by each of those notes, and the Pledgors that provided collateral as security for the two notes reaffirmed those pledges to the amended and restated note. In consideration for the reaffirmation of those collateral pledges, the three Pledgors will be compensated by Registrant issuing a total of 450,000 Series "D" Warrants, that is to each Pledgor a Series "D" Warrant for the purchase of 150,000 shares of Registrant's Common Stock at an exercise price of $0.20 per share for a period of three (3) years, that is beginning November 5, 2005, and expiring, if unexercised, on November 5, 2008.

On September 20, 2005, Registrant obtained a loan of $53,378.94 from Ivan Webb ("Webb") of Cisco, Texas, ("Webb Loan") which bore no interest if timely paid on November 4, 2005, and as additional consideration and as an accommodation for making said loan Registrant shall issue to Webb a Series "D" Warrant for the purchase of 150,000 shares of Registrant's common stock at an exercise price of $0.20 per share for a period of three (3) years, that is beginning September 20, 2005, and expiring, if unexercised, on September 20, 2008. The proceeds of this loan were used to pay professional fees and due diligence fees to investment bankers with the remainder used as working capital. The Webb Loan has been revised, amended and restated by agreement to a due date of December 4, 2005.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; appointment of Principal Officers.

On November 15, 2005, at a Special Meeting of the Board of Directors of Registrant the Board appointed two new directors to fill previously vacant positions and to serve on the Board until the next Annual General Meeting of the Company's shareholders. Those two new Directors are Mr. Patrick McGeeney of Dallas, Texas and Mr. Bruce A. Hall of Coppell, Texas. Mr. Hall, a Certified Public Accountant and Certified Management Accountant, was appointed the Chairman of Registrant's Audit Committee. William R. Miertschin, Chairman and Director, and Richard M. Hewitt, Director and Secretary, will remain on the Board. Each of Registrant's Directors will be compensated on a quarterly basis at the rate of $3,000 and 3,000 shares of Registrant's Common Stock per quarter.

At that same Special Meeting of the Board of Directors of Registrant on November 15, 2005, the Board accepted the resignation of William R. Miertschin, as President and Chief Executive Officer, and Patrick McGeeney was appointed to replace him in both positions, effective November 15, 2005. Registrant plans to enter into an employment agreement with Mr. McGeeney relative to his new position. In accepting Mr. Miertschin's resignation, the Board agreed to amend and restructure Mr. Miertschin's Consulting Contract of six (6) months effective July 1, 2005, to accelerate both the primary compensation of $10,000 per month and principal term to end on November 15, 2005, but the ongoing health issuance provisions of the contract remain unchanged. In a related party transaction, Mr. Miertschin will join Bajjer LLC as a principal partner and continue to assist Registrant, both individually and with Bajjer, and as a Director and Chairman of the Board of Registrant. As a condition of Mr. McGeeney's appointment as President and Chief Executive Officer, it was specifically resolved by the Board that all contracts, agreements, transactions, acquisitions, dispositions or combinations of related or simultaneous events with an aggregate value or obligation of $100,000, or more, to Registrant, or one of its subsidiaries, must be presented to and approved by the Board prior to those documents or events being executed or becoming effective.

Section 8 - Other Events

Item 8.01 Other Events.

Effective May 25, 2005, a majority of the Registrant's shareholders approved a reverse stock split of the issued and outstanding shares of Registrant's common stock by a ratio of one-for-fifty. At that time, there were approximately 79,959,423 shares issued and outstanding and after considering the one-for-fifty reverse stock split, but before the issuances pursuant to the Transaction, there will be approximately 1,599,188 shares issued and outstanding owned by those stockholders once the afore said reverse stock split is effective. All common and preferred shares of Registrant's stock referred to in this document or the contracts, agreements, compensation or issuances associated with this document refer to post-split shares unless otherwise noted or previously issued.

Registrant has changed its principal business address to and its corporate offices are now located at 1845 Woodall Rogers, Suite 1020, Dallas, Texas 75201, and the primary telephone number is 214-468-0000.

As additional disclosure relative to NMA asset (Section 1.01) and Mr. McGeeney's positions with Registrant as an officer and director (Section 5.02), Mr. McGeeney claims no interest in and/or has no control of the underlying real estate asset in which Registrant through its wholly subsidiary, MBI Mortgage, Inc., has equity interest.

Section 9 - Financial Statements and Exhibits

(a) Financial Statements of the Businesses Acquired. The Registrant expects that the audited financial statements required by this item 9.01 of Lakeview, Northland and NMA will be completed and filed by amendment to this Form 8-K Current Report within 71 days after the date of this Form 8-K Current Report.

(b) Pro Forma Financial Information. The Registrant expects that the pro forma financial statements required by this item 9.01 will be completed and filed by amendment to this Form 8-K Current Report not later than 71 days after the date of this Form 8-K Current Report.

(c) Exhibits.

Exhibit No. Description

10.1 Letter of Engagement, dated September 22, 2005, and executed on September 26, 2005, engaging Spencer Clarke as exclusive agent for a proposed private offering of securities between Registrant and Spencer Clarke LLC, and Amendment thereto dated October 5, 2005.

10.2 Consulting Agreement dated September 23, 2005, but effective July 1, 2005, between Registrant and Bajjer LLC.

10.3 Purchase Agreement of Assets, dated July 27, 2005, by and between MBI Mortgage, Inc. and W.F.O. Inc. D/B/A Lakeview Mortgage, Kathleen Clark Tanner with First Amendment to the Purchase Agreement, dated September 30, 2005, and Second Amendment to the Purchase Agreement, dated November 1, 2005.

10.4 Purchase Agreement of Assets, dated September 8, 2005, by and between MBI Mortgage, Inc. and Northland Funding Group, LP, Seamus Donohoe and Larry Weisinger with First Amendment to the Purchase Agreement, dated September 30, 2005, $100,000 Promissory Note from MBI Mortgage. Inc. ("Maker") to Seamus Donohoe and Larrry Weisinger, dated September 30, 2005, and Second Amendment to the Purchase Agreement, dated November 1, 2005.

10.5 Promissory Note from Registrant to the Frank Fradella Irrevocable Trust No. 1, dated October 21, 2005.

10.6 Promissory Note from Registrant to Robert B. Thomson, dated October 21,
2005.

10.7 First Amendment, dated November 10, 2005, among Registrant, Michele Krajicek McGeeney ("MKM"), Bergstrom Management, L.L.C. ("BMLLC") and New Mexico Alpha, Inc. ("NMA") amending that certain Agreement among the parties dated May 5, 2005.

10.8 Secured Promissory Note dated November 5, 2005 between Registrant and Bergstrom Investment Management, Inc.

10.9 Secured Promissory Note dated September 20, 2005, between Registrant and Ivan Webb and Amendment thereto dated November 4, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LOCAL TELECOM SYSTEMS, INC.
                                  (Registrant)

Date: November 18, 2005


/s/ William R. Miertschin
--------------------------------------
William R. Miertschin, Chairman of the Board of Directors


/s/ Patrick McGeeney
--------------------------------------
Patrick McGeeney, President and Chief Executive Officer


/s/ Richard M. Hewitt
--------------------------------------
Richard M. Hewitt, Secretary and Chief Financial Officer